Exhibit 99.5

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of American National Bankshares Inc. (“American”) relating to the transactions contemplated by the Agreement and Plan of Reorganization, dated as of December 15, 2010, between American National Bankshares Inc. and MidCarolina Financial Corporation (“MidCarolina”), and a related Plan of Merger, pursuant to which MidCarolina will merge with and into a newly-formed subsidiary of American (the “Merger”), the undersigned hereby consents to being named in the Registration Statement and all amendments thereto as a person who is to become a director of American upon consummation of the Merger, and to the filing of this consent as an exhibit to the Registration Statement.

Date: February 9, 2011

/s/ F. D. Hornaday III

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of American National Bankshares Inc. (“American”) relating to the transactions contemplated by the Agreement and Plan of Reorganization, dated as of December 15, 2010, between American National Bankshares Inc. and MidCarolina Financial Corporation (“MidCarolina”), and a related Plan of Merger, pursuant to which MidCarolina will merge with and into a newly-formed subsidiary of American (the “Merger”), the undersigned hereby consents to being named in the Registration Statement and all amendments thereto as a person who is to become a director of American upon consummation of the Merger, and to the filing of this consent as an exhibit to the Registration Statement.

Date: February 9, 2011

/s/ John H. Love

CONSENT OF PROSPECTIVE DIRECTOR

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-4 (the “Registration Statement”) of American National Bankshares Inc. (“American”) relating to the transactions contemplated by the Agreement and Plan of Reorganization, dated as of December 15, 2010, between American National Bankshares Inc. and MidCarolina Financial Corporation (“MidCarolina”), and a related Plan of Merger, pursuant to which MidCarolina will merge with and into a newly-formed subsidiary of American (the “Merger”), the undersigned hereby consents to being named in the Registration Statement and all amendments thereto as a person who is to become a director of American upon consummation of the Merger, and to the filing of this consent as an exhibit to the Registration Statement.

Date: February 9, 2011

/s/ Robert A. Ward